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                                                                   EXHIBIT 10.83

                              AFC ENTERPRISES, INC.

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

         This FIRST AMENDMENT, dated as of March 31, 2003 (this "AMENDMENT"), to the Credit Agreement, dated as of May 23, 2002, among AFC ENTERPRISES, INC., a Minnesota corporation (the "BORROWER"), the LENDERS party thereto, JPMORGAN CHASE BANK ("JPMCB"), as Administrative Agent, J.P.MORGAN SECURITIES INC., as Joint Bookrunner and Co-Lead Arranger, CREDIT SUISSE FIRST BOSTON as Joint Bookrunner and Co-Lead Arranger, CREDIT LYONNAIS NEW YORK BRANCH as Co-Documentation Agent, FLEET NATIONAL BANK, INC., as Co-Documentation Agent and SUNTRUST BANK as Co-Documentation Agent. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

         WHEREAS, Borrower and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

                  1.1      1.1      AMENDMENTS TO SECTION 1: DEFINITIONS.

                           A. Section 1.01 of the Credit Agreement is hereby
amended by adding the following definitions:

                  "First Amendment " means the amendment to this Agreement dated as of March 31, 2003.

                  "First Amendment Effective Date" means the date on or prior to March 31, 2003 upon which all the conditions precedent set forth in Section 2 of the First Amendment are satisfied.

                  "Outside Reporting Date" means May 30, 2003.

                  1.2      AMENDMENTS TO SECTION 2: MANDATORY PREPAYMENTS

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                  Section 2.10(d) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the second sentence thereof:

                                    "; provided, however, that with respect to
fiscal year 2002, Borrower shall make a good faith estimate of any amount due for prepayment on March 31, 2003, and shall make any appropriate increases to such prepayment based on final audited financial statements on or before the Outside Reporting Date; provided, further, that in no event shall any Lender be required to refund any amounts prepaid."

                  1.3      AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS

                           A. Section 5.01(a) is hereby amended by inserting the
following proviso at the conclusion thereof:

                           "(provided, however, that with respect to fiscal year 2002, such financial information and statements shall be furnished on or before the Outside Reporting Date)"

                           B. Section 5.01 (g) is hereby amended by inserting the following proviso at the conclusion thereof:

                           "(provided, however, that with respect to fiscal year
2003, such financial budget shall be furnished on or before the Outside Reporting Date)"


                  1.4      AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS

                           A. Each of Sections 6.10, 6.12, 6.13, 6.14 and 6.15
is hereby amended by adding the following new sentence at the conclusion thereof:

                           "Furthermore, notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that for the purposes of measuring compliance with the covenant set forth above, with respect to any measurement of compliance as at the end of the fourth fiscal quarter 2002 (or the provision of the certificate pursuant to 5.01(c)), such compliance shall not be measured until the earlier of (i) delivery of financial information pursuant to Section 5.01(a), as applicable, and (ii) the Outside Reporting Date."

SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS

                  2.1      The effectiveness of the amendments set forth at
Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof:

                  A. The Borrower and the Required Lenders shall have indicated their consent by the execution and delivery of the signature pages to the Administrative Agent.


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                  B.                As of the First Amendment Effective Date,
after giving effect to this Amendment, the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

                  C. As of the First Amendment Effective Date, after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

                  D. Administrative Agent shall have received, for distribution to all Lenders executing this Amendment by 12:00 noon Eastern time on Monday March 31, 2003 an amendment fee equal to 0.125% of such Lenders' outstanding Loans and Commitments immediately prior to the First Amendment Effective Date.

SECTION 3. REPRESENTATIONS AND WARRANTIES

                  In order to induce Required Lenders to enter into this Amendment, each applicable Loan Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment, that the representations and warranties contained in each of the Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

                  4.1 Each of Subsidiary Loan Parties of Borrower has (i) guarantied the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure such obligations.

                  4.2 Each Subsidiary Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Loan Party hereby confirms that each Security Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Security Documents, the payment and performance of all Obligations under the Credit Agreement and the Obligations (as such term is defined in the Security Documents) under the Security Documents, as the case may be, including without limitation the payment and performance of all such Obligations under the Credit Agreement and the Obligations under the Security Documents in respect of the


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Obligations of Borrower now or hereafter existing under or in respect of the
Credit Agreement, as amended hereby, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations under the Credit Agreement and the Obligations under the Security Documents (whether at stated maturity, by acceleration or otherwise).

                  4.3 Each Subsidiary Loan Party acknowledges and agrees that any of the Security Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Loan Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended hereby, and the Security Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  4.4 Each Subsidiary Loan Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Loan Party to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

                  5.1 This Amendment shall be binding upon the parties hereto and the Lenders and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.

                  5.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  5.3 On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.


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                  5.4      Except as specifically amended by this Amendment, the
Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  5.5 The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

                  5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  5.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5.8 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

           [The remainder of this page is intentionally left blank.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                               AFC ENTERPRISES, INC.,

                                    By  /s/ Gary A. Hunt
                                        ----------------------------------------
                                        Name: Gary A. Hunt
                                        Title: Vice President & Treasurer

LENDERS:

                                    JPMORGAN CHASE BANK, INDIVIDUALLY AS A
                                    LENDER AND AS ADMINISTRATIVE AGENT,

                                    By  /S/ Cheryl W. Rubenstein
                                        ----------------------------------------
                                        Name: Cheryl W. Rubenstein
                                        Title: Managing Director


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

SUBSIDIARY LOAN PARTIES:            AFC PROPERTIES, INC.


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Secretary


                                    AFC OF LOUISIANA, LLC
                                    By: AFC Enterprises, Inc., Sole Member


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Secretary


                                    CHURCH'S TEXAS HOLDINGS, LLC
                                    By: AFC Enterprises, Inc., General Partner


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Vice President


                                    AFC HOLDINGS OF TEXAS, LLC
                                    By: AFC Enterprises, Inc.


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Vice President


                                    SEATTLE COFFEE COMPANY


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Secretary


                                    CINNABON INTERNATIONAL, INC.


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Senior Vice President/Secretary


                                    CT RESTAURANTS, L.P.
                                    By: Church's Texas Holdings, LLC
                                    By: AFC Enterprises, Inc.


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Vice President


                                    SEATTLE'S BEST COFFEE LLC
                                    By: Seattle Coffee Company


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Authorized Agent


                                    TOREFAZIONE ITALIA, LLC
                                    By: Seattle Coffee Company


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Authorized Agent


                                    CINNABON INC.


                                    By:  /s/ Allan J. Tanenbaum
                                        -------------------------------
                                        Name:  Allan J. Tanenbaum
                                        Title: Senior Vice President/Secretary

                  [Individual Lender Signature Pages Omitted]


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